UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2013

Date of reporting period:  August 31, 2012

Item 1. Reports to Stockholders.

Semi-Annual Report
August 31, 2012

TWM GLOBAL EQUITY INCOME FUND

Institutional Class Shares
(Trading Symbol: TWMLX)

Investor Class Shares
(Trading Symbol: TWMVX)

Investment Adviser

Tiedemann Wealth Management, LLC
520 Madison Avenue
26th Floor
New York, New York 10022
1-855-TWM-FUND (1-855-896-3863)

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULES OF INVESTMENTS, OPTIONS WRITTEN AND OPEN FUTURES CONTRACTS	10

STATEMENT OF ASSETS AND LIABILITIES	15

STATEMENT OF OPERATIONS	16

STATEMENT OF CHANGES IN NET ASSETS	17

FINANCIAL HIGHLIGHTS	18

NOTES TO FINANCIAL STATEMENTS	20

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AND
SUB-ADVISORY AGREEMENTS	29

NOTICE OF PRIVACY POLICY & PRACTICES	33

ADDITIONAL INFORMATION	34

Dear Shareholders,

For the six months ended August 31, 2012, the Institutional share class had a total return of +1.82% outperforming the MSCI World Index (the “Index”) by +1.96%, which had a total return of -0.14% during the same period.

For the six months ended August 31, 2012, the Investor share class had a total return of +1.65% outperforming the Index by +1.79%, which had a total return of -0.14% during the same period.

Driven by broad market concerns emanating from the ongoing European crisis, a slowing Chinese economy, a U.S. Presidential election and the upcoming U.S. “fiscal cliff”, the six month period proved to be volatile for financial markets. Potential solutions to Europe’s debt crisis continue to evolve, providing a complicated backdrop for companies and investors all around the world. What is clear, and of concern to us, is that Spain is now directly in the cross hairs of the crisis. If the Spanish are unable to finance their government through the private markets, their economy will likely be too large to be bailed out. Offsetting this uncomfortable reality is the apparent will of European policy makers to do anything to save the flawed Euro structure and prevent a collapse of their currency union. The European Central Bank’s (ECB’s) announcement in July to backstop sovereigns by purchasing large quantities of short-dated sovereign bonds has provided short-term relief, but we believe it is short on details and European issues will likely impact global markets for some time. China’s economy has noticeably slowed in 2012 as Europe weighs on China’s export sector. Add to this slow economic growth in the U.S. and the uncertainty over the Presidential election, health care, and taxes, and global uncertainty is justifiably at very high levels.

While macroeconomic concerns remain on a global scale, there are a few critical positives for the global economy that are important. These include lower energy prices, prospects for a continued recovery of housing in the U.S., enormous amounts of liquidity on corporate balance sheets and, broadly speaking, attractive equity valuations.

Within this economic outlook, we continue to believe that the Fund’s focus on companies with strong balance sheets and modest leverage, robust cash flow, sustainable and attractive dividends, global earnings in multiple currencies and generally less cyclical earnings, should enable the Fund to provide attractive returns versus global benchmarks.  Furthermore, we believe the portfolio may help provide a hedge against inflation  if stable and rising dividend distributions can help to insulate against the possibility of a deteriorating overall environment.

For the past six months, the Fund’s individual security selection has accounted for the majority of outperformance relative to the benchmark, while sector selections have been a modest contributor. European security selection within Basic Materials, Energy, Financial Services, and Telecommunications sector accounted for the majority of the relative outperformance for the Fund.

The top contributor to performance for the past six months was AT&T, a dominant U.S. wireless and phone company. The company is the second-largest U.S. wireless carrier serving 89 million traditional customers and 12 million “connected devices” such as e-readers. The company is also the dominant local phone company in 22 states serving about 40 million phone lines, 16 million Internet users, and 4 million television customers.  The company’s stock price over the past six months was up +20.5% with a projected annual dividend yield of 4.6%, and 5% annual dividend growth.

The largest detractor to the Fund’s performance was Canon, Inc. The company designs, manufactures, and distributes an extensive range of consumer and electronic products including copiers, cameras, and printers. While the company is based in Japan, approximately 80% of revenue is sourced from international markets. The company’s stock price was down -25.8% with a projected annual dividend yield of 4.8% but a flat dividend growth rate.

As of August 31, 2012, the Fund owns 60 companies located in developed markets, all with market capitalizations in excess of $8 Billion (USD) and an average market capitalization of $70 Billion (USD). As of August 31, 2012, covered calls were written against 58% of the Fund’s assets and have ranged from 56%-60% of the Fund’s assets since the Fund’s inception.

Thank you for investing with us and for your continued confidence.

Very truly yours,

Tiedemann Wealth Management, LLC

Disclosure Statement

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of the fund manager and is not intended to be a forecast of future events or a guarantee of future results.

Must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedules of Investments, Options Written and Open Futures Contracts sections of this report.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks in differences in accounting methods. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of security prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets.  As of June 2007, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

You cannot invest directly in an index.

The TWM Global Equity Income Fund is distributed by Quasar Distributors, LLC.

TWM GLOBAL EQUITY INCOME FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2012 - August 31, 2012).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TWM GLOBAL EQUITY INCOME FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2012 -
	March 1, 2012	August 31, 2012	August 31, 2012*
Actual	$1,000.00	$1,018.20	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Investor Class
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	March 1, 2012 -
	March 1, 2012	August 31, 2012	August 31, 2012*
Actual	$1,000.00	$1,016.50	$7.42
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43

*	Expenses are equal to the Fund’s annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

TWM GLOBAL EQUITY INCOME FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is long-term capital appreciation and income. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of common stocks of issuers in developed markets throughout the world, including the United States.  The Fund generally invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies with large market capitalizations.  Under normal market conditions, the Fund generally invests in securities of issuers from at least three different countries (including the United States), with at least 40% of the Fund’s net assets invested in foreign securities. The Fund’s geographic allocation of portfolio assets as of August 31, 2012 is shown below.

Allocation of Portfolio Assets
(% of Long-Term Investments)

TWM GLOBAL EQUITY INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of August 31, 2012

			Annualized
			Since Inception
	Six Months	One Year	(3/31/11)
Institutional Class Shares	1.82%	11.75%	5.23%
MSCI World Index	(0.14)%	8.12%	(0.60)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-TWM-FUND (1-855-896-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets.  As of August 31, 2012, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Growth of $25,000 Investment

*  Inception Date

TWM GLOBAL EQUITY INCOME FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of August 31, 2012

			Annualized
			Since Inception
	Six Months	One Year	(5/31/11)
Investor Class Shares	1.65%	11.42%	2.59%
MSCI World Index	(0.14)%	8.12%	(2.31)%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-TWM-FUND (1-855-896-3863).

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Investor Class shares. The graph does not reflect any future performance.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets.  As of August 31, 2012, the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

TWM GLOBAL EQUITY INCOME FUND

Schedule of Investments

August 31, 2012 (Unaudited)

	Shares	Value
COMMON STOCKS 98.82%
Aerospace & Defense 6.31%
BAE Systems PLC (a)	827,857	$4,185,327
General Dynamics Corp.	56,028	3,670,394
Honeywell International, Inc. (c)	85,023	4,969,595
United Technologies Corp. (c)	102,561	8,189,496
		21,014,812
Air Freight & Logistics 0.42%
Expeditors International of Washington, Inc.	38,695	1,416,624
Beverages 3.52%
Coca-Cola Co. (c)	313,900	11,739,860
Biotechnology 0.57%
CSL Ltd. (a)	41,534	1,911,567
Capital Markets 0.49%
T Rowe Price Group, Inc.	26,325	1,617,408
Chemicals 4.41%
Air Liquide SA (a)(b)	34,699	4,078,283
Ecolab, Inc.	26,186	1,676,690
Linde AG (a)(b)	19,393	3,052,313
PPG Industries, Inc.	19,029	2,093,571
Shin-Etsu Chemical Co. Ltd. (a)(c)	70,400	3,780,485
		14,681,342
Commercial Banks 3.73%
Hang Seng Bank Ltd. (a)	120,200	1,713,336
Toronto-Dominion Bank (a)(c)	130,802	10,700,353
		12,413,689
Commercial Services & Supplies 0.52%
Secom Co. Ltd. (a)	34,100	1,729,522
Computers & Peripherals 4.78%
International Business Machines Corp. (c)	81,724	15,923,921
Distributors 0.85%
Genuine Parts Co. (b)	25,600	1,616,896
Li & Fung Ltd. (a)	743,900	1,211,565
		2,828,461
Diversified Telecommunication Services 5.81%
AT&T, Inc. (c)	528,022	19,346,726
Electrical Equipment 1.38%
Emerson Electric Co. (c)	90,732	4,601,927
Food & Staples Retailing 3.67%
Sysco Corp.	121,063	3,668,209
WM Morrison Supermarkets PLC (a)	445,453	1,978,526
Woolworths Ltd. (a)	214,778	6,587,542
		12,234,277

The accompanying notes are an integral part of these financial statements.

TWM GLOBAL EQUITY INCOME FUND

Schedule of Investments (Continued)

August 31, 2012 (Unaudited)

	Shares	Value
Food Products 4.84%
Nestle SA (a)(b)(c)	259,556	$16,124,556
Gas Utilities 0.54%
Hong Kong & China Gas Co. Ltd. (a)	757,300	1,785,598
Health Care Equipment & Supplies 0.51%
Cie Generale d’Optique Essilor International SA (a)	19,303	1,683,462
Hotels, Restaurants & Leisure 2.16%
McDonalds Corp. (c)	80,531	7,206,719
Household Products 0.83%
Reckitt Benckiser Group PLC (a)	49,163	2,780,309
Industrial Conglomerates 1.95%
3M Co. (c)	70,023	6,484,130
Insurance 8.42%
ACE Ltd. (a)	62,375	4,598,909
Aflac, Inc. (c)	123,754	5,714,960
Chubb Corp.	48,077	3,552,410
Muenchener Rueckversicherungs AG (a)	71,452	10,558,935
QBE Insurance Group Ltd. (a)	267,712	3,620,042
		28,045,256
IT Services 1.29%
Automatic Data Processing, Inc.	43,821	2,545,124
Paychex, Inc.	52,948	1,761,050
		4,306,174
Machinery 0.95%
Illinois Tool Works, Inc.	53,125	3,149,781
Media 1.89%
Mcgraw-Hill Cos, Inc.	32,891	1,684,019
Pearson PLC (a)	118,441	2,246,947
WPP PLC	182,220	2,360,949
		6,291,915
Metals & Mining 0.45%
Antofagasta PLC (a)	85,771	1,504,770
Multi-Utilities 1.02%
Consolidated Edison, Inc.	56,125	3,402,298
Office Electronics 2.06%
Canon, Inc. (a)(b)	205,700	6,856,446
Oil, Gas & Consumable Fuels 10.85%
Chevron Corp. (c)	159,065	17,840,730
Exxon Mobil Corp. (c)	191,045	16,678,229
Imperial Oil Ltd. (a)	35,946	1,641,318
		36,160,277

The accompanying notes are an integral part of these financial statements.

TWM GLOBAL EQUITY INCOME FUND

Schedule of Investments (Continued)

August 31, 2012 (Unaudited)

	Shares	Value
Personal Products 1.69%
Kao Corp. (a)	104,400	$3,160,144
L’oreal (a)	20,138	2,473,272
		5,633,416
Pharmaceuticals 14.22%
Eli Lilly & Co. (c)	168,117	7,550,134
Johnson & Johnson (c)	255,750	17,245,222
Sanofi (a)(c)	182,024	14,889,523
Takeda Pharmaceutical Co. Ltd. (a)(b)	163,400	7,682,009
		47,366,888
Real Estate Management & Development 1.25%
Cheung Kong Holdings Ltd. (a)	195,983	2,675,840
Hang Lung Properties Ltd. (a)	435,300	1,494,297
		4,170,137
Semiconductors & Semiconductor Equipment 4.40%
Intel Corp. (c)	590,242	14,655,709
Software 1.03%
SAP AG (a)(c)	52,192	3,429,080
Specialty Retail 0.98%
Hennes & Mauritz AB (a)	90,235	3,260,008
Textiles, Apparel & Luxury Goods 1.03%
LVMH Moet Hennessy Louis Vuitton SA (a)(b)	21,072	3,433,390
TOTAL COMMON STOCKS (Cost $315,623,567)		329,190,455

REAL ESTATE INVESTMENT TRUSTS 0.62%
HCP, Inc. (b)	45,203	2,073,009
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,695,214)		2,073,009

SHORT-TERM INVESTMENTS 0.93%
Money Market Fund 0.93%
STIT-Treasury Portfolio 0.020% (d)	3,100,855	3,100,855
TOTAL SHORT-TERM INVESTMENTS (Cost $3,100,855)		3,100,855
Total Investments (Cost $320,419,636) 100.37%		334,364,319
Liabilities in Excess of Other Assets (0.37%)		(1,225,979)
TOTAL NET ASSETS 100.00%		$333,138,340

(a)	Foreign issued security denominated in U.S. dollars.
(b)	All or a portion of this security is pledged as collateral for options written. See Note 2 in the Notes to Financial Statements.
(c)	All or a portion of this security may be subject to call options written.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2012.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

TWM GLOBAL EQUITY INCOME FUND

Schedule of Options Written

August 31, 2012 (Unaudited)

	Contracts	Value
CALL OPTIONS
3M Co.
Expiration: October, 2012, Exercise Price: $92.50	611	$138,697
Aflac, Inc.
Expiration: September, 2012, Exercise Price: $45.00	1,080	196,560
AT&T, Inc.
Expiration: October, 2012, Exercise Price: $38.00	2,300	59,800
Expiration: November, 2012, Exercise Price: $38.00	2,307	106,122
Chevron Corp.
Expiration: September, 2012, Exercise Price: $110.00	1,405	473,485
Coca-Cola Co.
Expiration: November, 2012, Exercise Price: $41.25	945	7,560
Emerson Electric Co.
Expiration: October, 2012, Exercise Price: $55.00	791	15,820
Exxon Mobil Corp.
Expiration: September, 2012, Exercise Price: $87.50	1,667	220,044
Honeywell International, Inc.
Expiration: September, 2012, Exercise Price: $60.00	752	30,832
Intel Corp.
Expiration: September, 2012, Exercise Price: $27.00	5,151	20,604
International Business Machines Corp.
Expiration: September, 2012, Exercise Price: $200.00	348	34,104
Expiration: October, 2012, Exercise Price: $210.00	365	25,550
iShares MSCI EAFE Index Fund
Expiration: September, 2012, Exercise Price: $51.00	1,336	176,352
Expiration: October, 2012, Exercise Price: $55.00	1,451	52,236
Johnson & Johnson
Expiration: October, 2012, Exercise Price: $70.00	2,231	58,006
Eli Lilly & Co.
Expiration: September, 2012, Exercise Price: $48.00	1,467	5,134
McDonalds Corp.
Expiration: September, 2012, Exercise Price: $92.50	702	15,444
Nestle SA
Expiration: October, 2012, Exercise Price: $62.85 (a)	2,264	218,171
Sanofi
Expiration: November, 2012, Exercise Price: $85.53 (a)	794	119,344
SAP AG
Expiration: October, 2012, Exercise Price: $67.92 (a)	455	61,808
Shin-Etsu Chemical Co. Ltd.
Expiration: September, 2012, Exercise Price: $56.20 (a)	622	7,468
Toronto-Dominion Bank
Expiration: October, 2012, Exercise Price: $85.21 (a)	570	19,082
United Technologies Corp.
Expiration: November, 2012, Exercise Price: $85.00	848	76,320
Total Options Written (Premiums received $1,977,686)		$2,138,543

(a)	Foreign issued security denominated in U.S. dollars.

The accompanying notes are an integral part of these financial statements.

TWM GLOBAL EQUITY INCOME FUND

Schedule of Open Futures Contracts

August 31, 2012 (Unaudited)

	Number			Unrealized
	of Contracts	Notional	Settlement	Appreciation/
Description	Purchased	Value	Month	(Depreciation)
E-mini MSCI EAFE	22	$1,615,350	September-12	$(16,333)
E-Mini S&P 500	24	1,686,120	September-12	(6,148)
Total Futures Contracts Purchased		$3,301,470		$(22,481)

The accompanying notes are an integral part of these financial statements.

TWM GLOBAL EQUITY INCOME FUND

Statement of Assets and Liabilities

August 31, 2012 (Unaudited)

Assets
Investments, at value (cost $320,419,636)	$334,364,319
Cash	113,081
Foreign currencies, at value (cost $293,029)(2)	294,363
Deposit for futures at broker	176,400
Variation margin on futures contracts	23,240
Dividends and interest receivable(1)	1,503,647
Receivable for Fund shares sold	200,000
Other assets	8,966
Total Assets	336,684,016

Liabilities
Options written, at value (premiums received $1,977,686)	2,138,543
Payable for Fund shares redeemed	1,000,000
Payable to affiliates	101,280
Payable to Advisor	278,243
Payable for distribution fees	5
Accrued expenses and other liabilities	27,605
Total Liabilities	3,545,676
Net Assets	$333,138,340

Net Assets Consist Of:
Paid-in capital	$317,632,222
Accumulated net investment income	1,101,409
Accumulated net realized gain	664,911
Net unrealized appreciation (depreciation) on:
Investments	13,944,683
Foreign currency translation	(21,547)
Futures contracts	(22,481)
Options contracts	(160,857)
Net Assets	$333,138,340

Institutional Class Shares
Net Assets	333,137,319
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	31,768,899
Net asset value, redemption price and offering price per share	$10.49

Investor Class Shares
Net Assets	1,021
Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	97
Net asset value, redemption price and offering price per share(3)	$10.49

(1)	Net of $24,627 in dividend withholding tax payable.
(2)	A portion of this amount serves as collateral for options written.
(3)	Does not recalculate due to rounding of shares.

The accompanying notes are an integral part of these financial statements.

TWM GLOBAL EQUITY INCOME FUND

Statement of Operations

For the Six Months Ended August 31, 2012 (Unaudited)

Investment Income
Dividend income(1)	$6,514,339
Interest income	714
Total Investment Income	6,515,053

Expenses
Advisory fees	1,578,624
Administration fees	154,338
Custody fees	24,884
Transfer agent fees and expenses	18,743
Federal and state registration fees	10,287
Audit and tax fees	10,195
Fund accounting fees	8,859
Chief Compliance Officer fees and expenses	6,310
Legal fees	4,872
Trustees’ fees and related expenses	2,837
Reports to shareholders	2,057
Distribution (12b-1) fees - Investor Class	2
Other expenses	5,822
Total Expenses	1,827,830
Net Investment Income	4,687,223

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	2,589,915
Foreign currency translation	(135,636)
Written option contracts expired or closed	(943,473)
Futures contracts closed	(42,984)
Change in net unrealized appreciation (depreciation) on:
Investments	(938,455)
Foreign currency translation	(11,619)
Futures contracts	(35,066)
Options contracts	736,767
Net Realized and Unrealized Gain on Investments	1,219,449
Net Increase in Net Assets from Operations	$5,906,672

(1)	Net of $490,230 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

TWM GLOBAL EQUITY INCOME FUND

Statement of Changes in Net Assets

	Six Months Ended
	August 31, 2012	Period Ended
	(Unaudited)	February 29, 2012(1)
From Operations
Net investment income	$4,687,223	$3,564,020
Net realized gain (loss) from:
Investments	2,589,915	(2,539,992)
Foreign currency translation	(135,636)	(202,309)
Option contracts expired or closed	(943,473)	3,227,114
Futures contracts closed	(42,984)	(1,340,961)
Change in net unrealized appreciation (depreciation) on:
Investments	(938,455)	14,912,700
Short transactions	(11,619)	(9,928)
Futures contracts	(35,066)	12,585
Options contracts	736,767	(897,624)
Net increase in net assets from operations	5,906,672	16,725,605

From Distributions
Net investment income - Institutional Class	(3,846,241)	(3,279,899)
Net investment income - Investor Class	(11)	(9)
Net decrease in net assets resulting from distributions paid	(3,846,252)	(3,279,908)

From Capital Share Transactions
Proceeds from shares sold - Institutional Class	33,039,584	217,775,805
Proceeds from shares sold - Investor Class(2)	—	1,000
Proceeds from shares issued from
transfers in-kind - Institutional Class(3)	—	102,556,660
Shares issued in reinvestment of distributions - Institutional Class	118,765	2,423,348
Shares issued in reinvestment of distributions - Investor Class(2)	—	9
Payments for shares redeemed - Institutional Class	(14,942,402)	(23,340,546)
Net increase in net assets from capital share transactions	18,215,947	299,416,276

Total Increase In Net Assets	20,276,367	312,861,973
Net Assets
Beginning of period	312,861,973	—
End of period	$333,138,340	$312,861,973
Accumulated Net Investment Income	$1,101,409	$170,705

(1)	The Institutional Class shares commenced operations on March 31, 2011 and the Investor Class shares commenced operations on May 31, 2011.
(2)	For the period May 31, 2011 (commencement of Investor Class operations) through February 29, 2012.
(3)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

TWM GLOBAL EQUITY INCOME FUND – INSTITUTIONAL CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended
	August 31, 2012	Period Ended
	(Unaudited)	February 29, 2012(1)
Net Asset Value, Beginning of Period	$10.43	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.15	0.15
Net realized and unrealized gain on investments	0.03	0.40
Total from Investment Operations	0.18	0.55
Less distributions paid:
From net investment income	(0.12)	(0.12)
Total distributions paid	(0.12)	(0.12)
Net Asset Value, End of Period	$10.49	$10.43
Total Return(3)	1.82%	5.57%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$333,137	$312,861
Ratio of expenses to average net assets(4)	1.15%	1.18%
Ratio of net investment income to average net assets(4)	2.94%	1.60%
Portfolio turnover rate(3)	50.22%	25.73%

(1)	The Institutional Class shares commenced operations on March 31, 2011.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements

TWM GLOBAL EQUITY INCOME FUND – INVESTOR CLASS

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended
	August 31, 2012	Period Ended
	(Unaudited)	February 29, 2012(1)
Net Asset Value, Beginning of Period	$10.43	$10.37
Income (loss) from investment operations:
Net investment income(2)	0.14	0.07
Net realized and unrealized gain on investments	0.03	0.08
Total from Investment Operations	0.17	0.15
Less distributions paid:
From net investment income	(0.11)	(0.09)
Total distributions paid	(0.11)	(0.09)
Net Asset Value, End of Period	$10.49	$10.43
Total Return(3)	1.65%	1.57%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$1	$1
Ratio of expenses to average net assets(4)	1.46%	1.53%
Ratio of net investment income to average net assets(4)	2.62%	1.25%
Portfolio turnover rate(3)	50.22%	25.73%

(1)	The Investor Class shares commenced operations on May 31, 2011.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

TWM GLOBAL EQUITY INCOME FUND
Notes to Financial Statements
August 31, 2012 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The TWM Global Equity Income Fund (the “Fund”) represents a distinct non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation and income.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.  The Fund currently offers two classes of shares, the Investor Class and the Institutional Class.  The Investor Class shares are subject to a 0.35% distribution and shareholder servicing fee.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares.  The classes differ principally in their respective distribution expenses.  The Fund became effective on March 28, 2011.  The Institutional Class shares commenced operations on March 31, 2011.  The Investor Class shares commenced operations on May 31, 2011.  Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Tiedemann Wealth Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is generally valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Foreign options are valued at the mean of the available bid and ask price or the last price if a mean is not available.  If reliable market quotations are not readily available foreign options shall be valued at a price, supplied by a pricing service (“Pricing Service”) approved by the Trust’s Board of Trustees (the “Board of Trustees”), which is in the opinion of such Pricing Service representative of the market value of such securities or assets as of the time of determination of the Fund’s net asset value (“NAV”), it being the opinion of the Board of Trustees that the valuations supplied by such Pricing Service accurately reflect the fair value of such securities or assets.

TWM GLOBAL EQUITY INCOME FUND
Notes to Financial Statements (Continued)
August 31, 2012 (Unaudited)

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  The Fund will value foreign securities at prices supplied by a Pricing Service which take into account such events.  In such cases, uses of these evaluated prices can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the NAV of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.

Level 2 —
Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and international securities evaluated in accordance with the Fund’s policy on international fair valuation).

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of August 31, 2012:

TWM GLOBAL EQUITY INCOME FUND
Notes to Financial Statements (Continued)
August 31, 2012 (Unaudited)

Summary of Fair Value Exposure at August 31, 2012

Description	Level 1	Level 2	Level 3	Total
Equity
Common Stock(1)	$206,942,412	$122,248,043	$—	$329,190,455
Real Estate Investment Trusts	2,073,009	—	—	2,073,009
Total Equity	209,015,421	122,248,043	—	331,263,464
Short-Term Investments	3,100,855	—	—	3,100,855
Total Investment in Securities	$212,116,276	$122,248,043	$—	$334,364,319
Other Financial Instruments(2)	$(183,338)	$—	$—	$(183,338)

(1)	See the Schedule of Investments for industry classifications.
(2)
Other financial instruments are futures contracts and written options not reflected in the Schedule of Investments, which are reflected at the unrealized appreciation (depreciation) on the instruments.

The Fund did not invest in any Level 3 securities during the period ended August 31, 2012.  There were no transfers between levels during the period ended August 31, 2012.  It is the Fund’s policy to record transfers between levels at the end of the reporting period.

Derivative Instruments

The Fund may invest in derivative instruments such as futures contracts and options written.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of August 31, 2012:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for	Statement of Assets		Statement of Assets
as hedging instruments	and Liabilities Location	Value	and Liabilities Location	Value
Equity Contracts - Options	Investments,		Options written,
	at value	$—	at value	$(2,138,543)
Equity Contracts - Futures*	Deposit for futures		Payable for
	at broker	23,240	futures at broker	(22,481)
Total		$23,240		$(2,161,024)

*	Reflects net unrealized depreciation of futures contracts as reported in the Schedule of Open Futures Contracts.

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2012:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for
as hedging instruments	Options	Futures	Total
Equity Contracts	$(943,473)	$(42,984)	$(986,457)
Total	$(943,473)	$(42,984)	$(986,457)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for
as hedging instruments	Options	Futures	Total
Equity Contracts	$736,767	$(35,066)	$701,701
Total	$736,767	$(35,066)	$701,701

TWM GLOBAL EQUITY INCOME FUND
Notes to Financial Statements (Continued)
August 31, 2012 (Unaudited)

(b)	Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Adviser writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund enters into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a call option is exercised, the premium paid is included in the cost of the underlying security in determining whether the Fund has a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

Transactions in options written during the six months ended August 31, 2012 were as follows:

Call Options	Contracts	Premiums
Outstanding, beginning of period	30,834	$2,654,256
Options written	67,348	4,371,192
Options terminated in closing transactions	(18,314)	(1,332,384)
Options exercised	(9,426)	(898,311)
Options expired	(39,980)	(2,817,067)
Outstanding, end of period	30,462	$1,977,686

TWM GLOBAL EQUITY INCOME FUND
Notes to Financial Statements (Continued)
August 31, 2012 (Unaudited)

As of August 31, 2012, the fair value of long positions which served as collateral for call options written was $28,794,708.  The fair value of foreign currency amounting to $219,493 is also pledged as collateral for call options written and is held within a segregated account at the custodian pursuant to a tri-party agreement between the Fund, custodian and broker.

During the six months ended August 31, 2012, there was no purchased option activity. As of August 31, 2012, there were no purchased options contracts outstanding.

(c)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Realized foreign exchange gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities are reported within realized gain (loss) on investments.  Currency gains or losses realized between trade and settlement dates on securities transactions, the sale of foreign currencies and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid are reported as realized gain (loss) on foreign currency translation.  Net unrealized foreign exchange gains and losses arising from changes in the values of investments in securities from fluctuations in exchange rates are reported within unrealized gain (loss) on investments.  Other unrealized gains (losses) arising from changes in the values of assets and liabilities resulting from changes in the exchange rates are reported within unrealized gains (losses) on foreign currency translation.

Investments in foreign securities entail certain risks.  There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries.  Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(d)	Futures

The Fund may enter into futures contracts traded on domestic exchanges, including stock index futures contracts.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  A stock index futures contract does not involve the physical delivery of the underlying stocks in the index.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  The amount of collateral as of August 31, 2012 was $176,400.  This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

TWM GLOBAL EQUITY INCOME FUND
Notes to Financial Statements (Continued)
August 31, 2012 (Unaudited)

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time.  Futures contracts also expose the Fund to counterparty credit risk.  The Fund will not enter into these contracts unless it owns either 1) an offsetting position in the securities or 2) cash and liquid assets with a value marked-to-market daily, sufficient to cover their potential obligations.

During the period ended August 31, 2012, the average monthly notional amount of long futures positions was $2,763,901.

(e)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and will make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the six months ended August 31, 2012, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the period ended August 31, 2012, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal taxing authorities for the tax periods since the commencement of operations.

(f)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.  Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Fund.  To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets will be adjusted.

(g)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(h)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

(i)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees and shareholder servicing fees are expensed at 0.25% and 0.10%, respectively, of average daily net assets of the Investor class shares. Expenses associated with a specific fund in the Trust are charged

TWM GLOBAL EQUITY INCOME FUND
Notes to Financial Statements (Continued)
August 31, 2012 (Unaudited)

to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(j)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the specific identification method for the best tax relief order.  Dividend income, less foreign withholding tax, is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the period ended February 29, 2012 was as follows:

Ordinary Income	Long-Term Capital Gain
$3,279,908	$—

As of February 29, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$307,299,244
Gross tax unrealized appreciation	18,958,865
Gross tax unrealized depreciation	(7,076,032)
Net tax unrealized appreciation	11,882,833
Undistributed ordinary income	2,501,777
Undistributed long-term capital gain	—
Total distributable earnings	2,501,777
Other accumulated losses	(938,912)
Total accumulated earnings	$13,445,698

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net Investment Income/(Loss)	$(113,407)
Accumulated Net Realized Gain/(Loss)	113,408
Paid-in Capital	(1)

At February 29, 2012, the Fund deferred on a tax basis, post-October currency losses of $14,674.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.99% of the Fund’s average daily net assets.

Sub-advisory services are provided to the Fund, pursuant to an agreement between the Adviser and AllianceBernstein L.P.  Under the terms of the agreement, the Adviser compensates AllianceBernstein L.P. based on the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through June 29, 2014, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.75% and 1.40% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for the Investor Class and Institutional Class shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years.  There were no such waivers during the period ended August 31, 2012.

TWM GLOBAL EQUITY INCOME FUND
Notes to Financial Statements (Continued)
August 31, 2012 (Unaudited)

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets of Investor Class shares for services to prospective Fund shareholders and distribution of Fund shares.   During the six months ended August 31, 2012, the Fund accrued expenses of $5 pursuant to the 12b-1 Plan.

The 12b-1 Plan also authorizes payment of a shareholder servicing fee to the Distributor of 0.10% of the average daily net assets of the Investor Class shares.  During the six months ended August 31, 2012, shareholder servicing fees amounted to less than $1.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the six months ended August 31, 2012, the Fund incurred $154,338 in administration fees.  At August 31, 2012, the Administrator was owed fees of $72,637.

USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended August 31, 2012, the Fund incurred $8,859, $18,743, and $24,884 in fund accounting, transfer agency, and custody fees, respectively.  At August 31, 2012, fees of $4,494, $9,068 and $11,893 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended August 31, 2012, the Fund was allocated $6,310 of the Trust’s Chief Compliance Officer fee.  At August 31, 2012, fees of $3,188 were owed by the Fund to USBFS for Chief Compliance Officer services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Institutional Class
	Six Months Ended	Period Ended
	August 31, 2012	February 29, 2012(1)
Shares sold	3,208,193	21,888,650
Shares issued from transfer in-kind	—	10,255,666
Shares reinvested	11,794	257,803
Shares redeemed	(1,449,481)	(2,403,726)
Net increase	1,770,506	29,998,393

(1)	The Institutional Class shares commenced operations on March 31, 2011.

TWM GLOBAL EQUITY INCOME FUND
Notes to Financial Statements (Continued)
August 31, 2012 (Unaudited)

Investor Class
	Six Months Ended	Period Ended
	August 31, 2012	February 29, 2012(2)
Shares sold	—	96
Shares reinvested	—	1
Net increase	—	97

(2) The Investor Class shares commenced operations on May 31, 2011.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended August 31, 2012, were $175,844,866 and $158,487,799, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

During the period ended February 29, 2012, the Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued (“Transfer In-Kind”) at a fair value of $102,556,660.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act.  At August 31, 2012, Tiedemann Trust Company, for the benefit of its customers, held 100% and 95% of the outstanding shares of the Investor and Institutional Classes, respectively.  Tiedemann Trust Company is affiliated with the Adviser.

(10)	Recent Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions of the RIC Modernization Act are effective for the February 29, 2012 taxable year.

TWM GLOBAL EQUITY INCOME FUND
Board of Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements

Basis for Trustees’ Approval of Investment Advisory Agreement with Tiedemann Wealth Management, LLC

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 30, 2012 to consider the renewal of the Investment Advisory Agreement, as amended (the “Agreement”), between the Trust, on behalf of the TWM Global Equity Income Fund (the “Fund”), a series of the Trust, and Tiedemann Wealth Management, LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including its oversight of investment strategies implemented by the Fund’s sub-adviser as well as the qualifications, experience and responsibilities of key personnel at the Adviser involved in the day-to-day activities of the Fund, specifically Michael Tiedemann, Brooke Connell, Paul Buongiorno and Kent Insley.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.  The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program and oversight of the compliance program of the Fund’s sub-adviser.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended July 31, 2012.  In assessing the quality of the management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison

TWM GLOBAL EQUITY INCOME FUND
Board of Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Continued)

to a benchmark index (the MSCI World Index) and a peer group of U.S. open-end world stock funds, as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).

The Trustees noted that for the one-year period ended July 31, 2012, the Fund’s performance fell within the first quartile, and had significantly outperformed the Morningstar Peer Group average for the period.  The Trustees further noted that the Fund’s performance for the year-to-date period ended July 31, 2012 was slightly above the Morningstar Peer Group average, and fell within the second quartile.  The Trustees noted that the Fund outperformed its benchmark index for the year-to-date period ended May 31, 2012.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions and that the Adviser has developed the necessary expertise and resources in selecting and managing the Fund’s sub-adviser to provide investment advisory services in accordance with the Fund’s investment objective and strategies.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees considered the cost structure of the Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts.  In reviewing the Fund’s fees and total expense structure, the Trustees took into account the Fund’s sub-adviser structure, noting that the Adviser pays the Fund’s sub-adviser out of its own management fees, and that the Fund was not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the August 30, 2012 meeting, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 0.99% was higher than the Morningstar Peer Group average of 0.82%, with each falling within the third quartile.  The Trustees noted that the Fund was operating below its expense cap of 1.40% for Institutional Class shares.  The Trustees observed that the Fund’s total expense ratio for Institutional Class shares of 1.18% fell into the third quartile, above the Morningstar Peer Group average of 1.07%, which fell within the second quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees noted that the Adviser’s profit from sponsoring the Fund had not been, and currently was not, excessive and the Adviser maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the flexibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee

TWM GLOBAL EQUITY INCOME FUND
Board of Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Continued)

structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

Basis for Trustees’ Approval of Sub-Advisory Agreement with AllianceBernstein, L.P.

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met in person at a meeting held on August 30, 2012 to consider the renewal of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the TWM Global Equity Income Fund (the “Fund”), a series of the Trust, entered into between Tiedemann Wealth Management, LLC, the Fund’s investment adviser (“TWM”), and AllianceBernstein, L.P. (“AllianceBernstein”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the renewal of the Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Sub-Advisory Agreement, due diligence materials prepared by AllianceBernstein (including a due questionnaire, Form ADV, bibliographic information of key management and compliance personnel, a compliance program summary and certain specific compliance policies and procedures, including the Code of Ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Sub-Advisory Agreement renewal process, including performance information for the Fund.  Based on their evaluation of the information provided by TWM and AllianceBernstein, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Sub-Advisory Agreements for an additional one-year term ending August 31, 2013.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the sub-advisory agreements between TWM, on behalf of the Fund, and AllianceBernstein, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISER TO THE FUND

The Trustees considered the nature, extent and quality of services provided by AllianceBernstein to the Fund.  The Trustees considered AllianceBernstein’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Josh Lisser and Eugene Shen, who serve as the portfolio managers for the Fund, and other key personnel at AllianceBernstein.  The Trustees also considered information provided by AllianceBernstein prior to the August 30, 2012 meeting, relating to its investment objectives and strategies for the Fund, brokerage practices and compliance and risk management program.  The Trustees also noted any services that extended beyond portfolio management.  The Trustees concluded that AllianceBernstein had sufficient quality and depth of personnel, resources, investment methods and

TWM GLOBAL EQUITY INCOME FUND
Board of Trustees’ Approval of Investment Advisory
and Sub-Advisory Agreements (Continued)

compliance programs essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services provided by AllianceBernstein to the Fund were satisfactory.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISER

The Trustees discussed the performance of the Fund for the year-to-date and one-year periods ended July 31, 2012.  In assessing the quality of the management services delivered by AllianceBernstein, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to the Morningstar Peer Group.

The Trustees noted that for one-year period ended July 31, 2012, the Fund’s performance fell within the first quartile, and had significantly outperformed the Morningstar Peer Group average for the period, and fell within the second quartile.  The Trustees further noted that the Fund’s performance for the year-to-date period ended July 31, 2012 was slightly above the Morningstar Peer Group average.  The Trustees noted that the Fund outperformed its benchmark index for the year-to-date period ended May 31, 2012.

After considering all of the information, the Trustees concluded that the performance obtained by AllianceBernstein for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from AllianceBernstein’s continued management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISER

The Trustees reviewed and considered the sub-advisory fees payable by TWM to AllianceBernstein under the Sub-Advisory Agreement.  The Trustees noted that TWM had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreement were reasonable in light of the quality of the services performed by AllianceBernstein.  Since the sub-advisory fees are paid by TWM, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to AllianceBernstein.  Consequently, the Trustees did not consider the costs of services provided by AllianceBernstein or their profitability from AllianceBernstein’s relationship with the Fund because the Trustees did not consider these factors as relevant.  Based on all these factors, the Trustees concluded that the sub-advisory fees paid to AllianceBernstein by TWM were reasonable in light of the services provided by AllianceBernstein.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to AllianceBernstein are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of AllianceBernstein from its association with the Fund.  The Trustees concluded that the benefits that AllianceBernstein may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Sub-Advisory Agreement as being in the best interests of the Fund and its shareholders.

TWM GLOBAL EQUITY INCOME FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

TWM GLOBAL EQUITY INCOME FUND
Additional Information
(Unaudited)

Tax Information

The Fund designates 100.00% of its ordinary income distribution for the year ended February 29, 2012, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 29, 2012, 100.00% of the dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended February 29, 2012.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-855-TWM-FUND (1-855-896-3863).

Independent Trustees

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and Chair, Department	27	Independent Trustee, USA
615 E. Michigan St.		Term; Since	of Accounting, Marquette University		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,	(2004–present).		investment company with
Age: 57		2001			two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/Midwest Airlines, Inc.	27	Independent Trustee, USA
615 E. Michigan St.		Term; Since	(airline company) (1986–present).		MUTUALS (an open-end
Milwaukee, WI 53202		August 22,			investment company with
Age: 55		2001			two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Retired; Managing Director, Chief	27	Independent Trustee,
615 E. Michigan St.		Term; Since	Administrative Officer (“CAO”)		Gottex Multi-Asset
Milwaukee, WI 53202		October 23,	and Chief Compliance Officer		Endowment Fund complex
Age: 69		2009	(“CCO”), Granite Capital		(three closed-end
			International Group, L.P. (an investment		investment companies);
			management firm) (1994–2011); Vice		Independent Trustee,
			President, Secretary, Treasurer and CCO		Gottex Multi-Alternatives
			of Granum Series Trust (an open-end		Fund complex (three
			investment company) (1997–2007);		closed-end investment
			President, CAO and CCO, Granum		companies); Independent
			Securities, LLC (a broker-dealer)		Manager, Ramius IDF
			(1997–2007).		Fund complex (two
closed-end investment
companies).

TWM GLOBAL EQUITY INCOME FUND
Additional Information (Continued)
(Unaudited)

Interested Trustee and Officers

Number of
		Term of		Portfolios
	Position(s)	Office and		in Trust	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen	Directorships
Address and Age	the Trust	Time Served	During the Past Five Years	by Trustee	Held by Trustee
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice President, U.S. Bancorp	27	Trustee, Buffalo Funds
615 E. Michigan St.	President	Term; Since	Fund Services, LLC (1994–present).		(an open-end investment
Milwaukee, WI 53202	and Trustee	August 22,			company with ten
Age: 50		2001			portfolios); Trustee, USA
MUTUALS (an open-end
investment company with
two portfolios).

John Buckel	Vice President,	Indefinite	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer and	Term; Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 10,	(2004–present).
Age: 55	Accounting	2008 (Vice
	Officer	President);
Since
September 10,
2008
(Treasurer)

Robert M. Slotky	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Chief	Term; Since	Fund Services, LLC (2001–present).
Milwaukee, WI 53202	Compliance	January 26,
Age: 65	Officer and	2011
Anti-Money
Laundering
Officer

Rachael A. Spearo	Secretary	Indefinite	Vice President, U.S. Bancorp	N/A	N/A
615 E. Michigan St.		Term; Since	Fund Services, LLC (2004–present).
Milwaukee, WI 53202		November 15,
Age: 33		2005

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2002–present).
Milwaukee, WI 53202		January 10,
Age: 38		2008

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund Administrator, U.S. Bancorp	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Fund Services, LLC (2008–present).
Milwaukee, WI 53202		July 21,
Age: 30		2011
________
(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995.  These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-advisor or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-855-896-3863. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-855-896-3863, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-896-3863 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

TWM GLOBAL EQUITY INCOME FUND

Investment Adviser	Tiedemann Wealth Management, LLC
520 Madison Avenue
26th Floor
New York, New York 10022

Sub-Adviser	AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 8, 2012.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Trust for Professional Managers

By (Signature and Title)*                    /s/ Joseph Neuberger
Joseph Neuberger, President

Date     November 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Joseph Neuberger
Joseph Neuberger, President

Date     November 5, 2012

By (Signature and Title)*                    /s/ John Buckel
John Buckel, Treasurer

Date    November 5, 2012

* Print the name and title of each signing officer under his or her signature.